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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 15, 2003
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)









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Item 9.  Regulation  FD  Disclosure  (Information  Furnished  in this  Item 9 is
Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations," is instead being furnished under Item 9, "Regulation FD Disclosure."

                    GMAC FIRST QUARTER 2003 EARNINGS SUMMARY

General Motors Acceptance Corporation (GMAC) recorded its highest quarterly earnings ever in the first quarter of 2003, in large part due to record results at the Mortgage Group. Consolidated net income of $699 million was up 59% from the $439 million earned in the same quarter of 2002.

For the quarter, net income from financing operations totaled $302 million, up $47 million from the $255 million earned in the prior year. The increase reflects a combination of higher asset levels and lower credit loss provisions, which more than offset the unfavorable impact of wider borrowing spreads and the continued weakness in lease residuals.

GMAC Insurance Holdings, Inc. generated net income of $26 million in the first quarter of 2003, down $10 million from the same period in 2002. The overall reduction in earnings reflects a write-down of certain investment securities due to the continued weaknesses in equity markets, partially offset by improved underwriting results.

GMAC Mortgage Group, Inc. earned a quarterly record $371 million in the first quarter of 2003, up 151% from the $148 million earned in the same period of 2002. The higher earnings reflect exceptional production volumes across all three divisions in the Group.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        April 15, 2003         /s/  William F. Muir
              ----------------       -------------------------------------
                                     William F. Muir
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        April 15, 2003         /s/  Linda K. Zukauckas
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Controller and Principal Accounting Officer